THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
9/22/98  Procter & Gamble Company (PG) 5.25% Notes Due 9/15/03
Mdy Aa2/S&P AA
Shares     Price     Amount
50,000    $99.916  $49,958.00

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A      .70     0.00667%       1.56933%
     Broker
Goldman Sachs & Co.


Underwriters of Procter & Gamble Company (PG) 5.25% Notes Due 9/15/03 Mdy Aa2/S&P AA

U.S. Underwriters                       Number of Shares
Goldman Sachs & Co.                     450,000,000
J. P. Morgan Securities                 187,500,000
ABN Amro                                18,750,000
Bancamerica Securities Inc.             18,750,000
Chase Securities, Inc.                  18,750,000
Citicorp Securities                     18,750,000
Deutsche Bank Securities Inc.           18,750,000
Merrill Lynch & Co.                     18,750,000
			Total           750,000,000

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
8/6/98   Worldcom Inc. (WCOM)6.125% Senior Notes Due 8/15/01
Mdy Baa2/S&P BBB+
Shares     Price     Amount
30,000    $99.896  $29,968.80

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A       .70     0.00200%       0.49133%
     Broker
Salomon Smith Barney


Underwriters of Worldcom Inc. (WCOM) 6.125% Senior Notes Due 8/15/01 Mdy Baa2/S&P BBB+

U.S. Underwriters                       Number of Shares
Salomon Smith Barney                    630,000,000
Credit Suisse First Boston Corp.        225,000,000
Lehman Brothers                         225,000,000
Banc of America Securities LLC          135,000,000
Chase Securities, Inc.                  135,000,000
J. P. Morgan Securities                 135,000,000
Utendahl Capital Partners L.P.          15,000,000
			Total           1,500,000,000

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant

to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
11/10/98 Xerox Corporation (XRX) 5.5% Notes Due 11/15/03
Mdy A2/S&P A
Shares         Price     Amount
80,000        $99.957  $79,965.60

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A       .60%     0.01333%       1.61749%
     Broker
  Morgan Stanley Dean Witter


Underwriters of Xerox Corporation (XRX) 5.5% Notes Due 11/15/03
Mdy A2/S&P A

U.S. Underwriters                       Number of Shares
Morgan Stanley Dean Witter              360,000,000
Chase Securities, Inc.                  80,000,000
Lehman Brothers                         80,000,000
Salomon Smith Barney                    80,000,000
			Total           600,000,000

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
11/10/98 Sprint Capital Corporation (FON) 6.125% Notes Due 11/15/08 Mdy Baa1/S&P A-
Shares            Price     Amount
100,000         $99.926    $99,926
				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A       .65%     0.00667%       0.49668%
     Broker
      Salomon Smith Barney


Underwriters of Sprint Capital Corporation (FON) 6.125% Notes Due 11/15/08 Mdy Baa1/S&P A-

U.S. Underwriters                       Number of Shares
Salomon Smith Barney                    670,431,210
Credit Suisse First Boston Corp.        188,911,710
J. P. Morgan Securities                 188,911,710
Warburg Dillon Read                     188,911,710
Banc of America Securities LLC          53,388,090
Chase Securities, Inc.                  45,174,540
Lehman Brothers                         102,669,400
ABN Amro                                10,266,940
Duetsche Bank Securities Inc.           10,266,940
Fleet Bank                              0,266,940
Toronto Dominion Securities             10,266,940
Westdeutsche Landesbank Girozentra      10,266,940
Wheat First Securities, Inc.            10,266,940
			Total           1,500,000,010

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
10/1/98  Campbell Soup Company (CPB) 4.75% Notes Due 10/1/03
Mdy Aa3/S&P AA-
Shares            Price     Amount
50,000          $99.887  $49,943.50

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A       N/A     0.01667%       5.01667%
     Broker
  Goldman Sachs & Co.


Underwriters of Campbell Soup Company (CPB) 4.75% Notes Due 10/1/03 Mdy Aa3/S&P AA-

U.S. Underwriters                       Number of Shares
Goldman Sachs & Co.                     150,000,000
Chase Securities, Inc.                  37,500,000
J. P. Morgan Securities                 37,500,000
Salomon Smith Barney                    37,500,000
Warburg Dillon Read                     37,500,000
			Total           300,000,000

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
11/6/98  AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00
Mdy Baa3/S&P BBB (GTD by Newcourt)
Shares            Price     Amount
35,000          $99.907    $34,967

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A       .30%     0.90050%       7.204%
     Broker
 Lehman Brothers


Underwriters of AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00
Mdy Baa3/S&P BBB (GTD by Newcourt)

U.S. Underwriters                       Number of Shares
Lehman Brothers                         470,000,000
Chase Securities, Inc.                  120,000,000
Credit Suisse First Boston Corp.        120,000,000
Duetsche Bank Securities, Inc.          50,000,000
J. P. Morgan Securities                 120,000,000
Salomon Smith Barney                    120,000,000
			Total           1,000,000,000

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
01/07/99 Tyco International Group S.A. (TYC) 6.875% due 01/15/2029
MdyBaa1/S&P A -
Shares            Price     Amount
75,000          $98.378  $73,783.50

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
  N/A      .88%     0.00938%       1.30938%
     Broker
    JP Morgan Securities


Underwriters of Tyco International Group S.A. (TYC) 6.875% due 01/15/2029 Mdy Baa1/S&P A -

U.S. Underwriters                       Number of Shares
J. P. Morgan Securities                 440,000,000
ABN Amro                                40,000,000
Banc of America Securities LLC          40,000,000
BT Alex Brown Inc.                      40,000,000
Chase Securities, Inc.                  40,000,000
Credit Suisse First Boston Corp.        40,000,000
First Union Capital Markets             40,000,000
HSBC Securities                         40,000,000
Salomon Smith Barney                    40,000,000
Commerzbank Capital Markets Corp.       8,000,000
Credit Lyonnais Securities (USA) I      8,000,000
First Chicago Capital Markets           8,000,000
McDonald & Co. Securities Inc.          8,000,000
Scotia Capital Markets (USA)            8,000,000
			Total           800,000,000

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
03/03/99 Pepsi Bottling Group Inc. (PEP) 7% Due 03/01/2029
Mdy Baa1/S&P A-(144A)
Shares            Price     Amount
75,000          $99.320    $74,490

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A       0%     0.00750%       1.42%
     Broker
  Credit Suisse First Boston Corp.


Underwriters of Pepsi Bottling Group Inc. (PEP) 7% Due 03/01/2029
Mdy Baa1/S&P A-(144A)

U.S. Underwriters                            Number of Shares
Credit Suisse First Boston Corp.                   N/A
Lehman Brothers
Salomon Smith Barney
Bear Stearns & Co Inc.
Blaylock & Partners
Chase Securities, Inc.
Warburg Dillon Read
	Total

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
03/10/99 Lucent Technologies 6.45% Due 3/15/2029
Mdy A2/S&P A
Shares            Price     Amount
100,000         $99.461    $99,461

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A      .88%     0.00735%       0.88235%
     Broker
  Bear Stearns & Co. Inc.


Underwriters of Lucent Technologies 6.45% Due 3/15/2029
Mdy A2/S&P A

U.S. Underwriters                       Number of Shares
Bear Stearns & Co. Inc.                 680,004,000
Merrill Lynch & Co.                     544,000,000
ABN Amro                                19,428,000
Barclays Bank Plc                       19,428,000
Chase Securities, Inc.                  19,428,000
Goldman Sachs & Co.                     19,428,000
J. P. Morgan Securities                 19,428,000
Salomon Smith Barney                    19,428,000
			Total           1,340,572,000

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
05/06/99 Texas Utility Eastern Funding (TXU) 6.45% due 05/15/2005
Mdy Baa1/S&P BBB+ (144A)
Shares            Price     Amount
50,000          $99.779   $49,889.50

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
 N/A       N/A     0.00769%       1.05385%
     Broker
 Lehman Brothers


Underwriters of Texas Utility Eastern Funding (TXU) 6.45% due 05/15/2005 Mdy Baa1/S&P BBB+ (144A)

U.S. Underwriters                       Number of Shares
Lehman Brothers                         N/A
Morgan Stanley Dean Witter
ABN Amro
Bank of America
Bank of New York Capital Markets
Chase Securities, Inc.
Credit Suisse First Boston Corp.
Merrill Lynch & Co.
Salomon Smith Barney
Warburg Dillon Read
			Total

THE CHASE VISTA VARIABLE ANNUITY ASSET ALLOCATION PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
04/21/99 Electric Lightwave Inc. (ELIX) 6.05% Due 5/15/2004
Mdy A2/S&P AA-(144A)
Shares            Price     Amount
50,000          $99.927   $49,963.50

				 % of Issue
Spread    Spread    Fund's        for all
Amount       %    % of issue   Chase Vista Funds
  N/A      .60%     0.01538%       1.96923%
     Broker
  Bear Stearns & Co. Inc.


Underwriters of Electric Lightwave Inc. (ELIX) 6.05% Due 5/15/2004 Mdy A2/S&P AA- (144A)

U.S. Underwriters                        Number of Shares
Bear Stearns & Co. Inc.                  N/A
Chase Securities, Inc.
Lehman Brothers
Salomon Smith Barney
			Total